UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

Item 1 – Reports to Stockholders

Aberdeen Asia-Pacific Income Fund, Inc.

Semi-Annual Report

April 30, 2013

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate of $0.035 per share set once a year. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2012, including the distributions paid on May 17, 2013 and June 14, 2013, consisted of 74% net investment income, 8% net realized short-term capital gains and 18% return of capital.

In January 2014, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2013 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the six months ended April 30, 2013. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”), net of fees was 2.5% for the six months ended April 30, 2013 and 9.5% per annum since inception, assuming the reinvestment of dividends and distributions. The Fund’s total return for the six-month period is based on the reported NAV on April 30, 2013.

Share Price and NAV

For the six months ended April 30, 2013, based on market price, the Fund’s total return was (0.8%), assuming reinvestment of dividends and distributions. The Fund’s share price decreased by 3.4% over the six-month period, from $7.90 on October 31, 2012 to $7.63 on April 30, 2013. The Fund’s share price on April 30, 2013 represented a discount of 1.5% to the NAV per share of $7.75 on that date, compared with a premium of 1.5% to the NAV per share of $7.78 on October 31, 2012.

Portfolio Allocation

As of April 30, 2013, the Fund held 39.7% of its total investments in Australian debt securities, 53.4% in Asian debt securities, 4.4% in European debt securities, 2.4% in U.S. debt securities and 0.1% in Canadian debt securities.

Of the Fund’s total investments, 35.5% were held in U.S. Dollar-denominated bonds issued by foreign issuers, bringing the Fund’s U.S. Dollar exposure to 36.9%. The rest of the Fund’s currency exposure was 43.7% in the Australian Dollar and 19.4% in various Asian currencies.

Credit Quality

As of April 30, 2013, 70.1% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s or Moody’s Investors Services, Inc., or, if unrated, judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended April 30, 2013 totaled $0.42 per share. Based on the share price of $7.63 on April 30, 2013, the distribution rate over the twelve-month period ended April 30, 2013 was 5.5%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 9, 2013 and June 11, 2013, the Fund announced that it will pay on June 14, 2013 and July 12, 2013 a distribution of US $0.035 per share to all shareholders of record as of May 31, 2013 and June 28, 2013, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that a monthly distribution of $0.035 per share be maintained for twelve months, beginning with the July 12, 2013 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next annual review is scheduled to take place in June 2014.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2013 and fiscal year ended October 31, 2012, the Fund did not repurchase any shares.

Revolving Credit Facility and Leverage

On April 10, 2013, the Fund entered into a $600,000,000 revolving credit loan facility with a syndicate led by Bank of America Merrill Lynch, for a 364-day term. Prior to April 10, 2013, the syndicate was led by The Bank of Nova Scotia. The outstanding balance on the loan as of April 30, 2013 was $600,000,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. Since the end of the reporting period at April 30, 2013, the Fund has reduced its revolving credit loan facility to $150,000,000 and engaged in other forms of leverage. We believe the Fund has been able to lock in an attractive rate cost of borrowing and extend the maturity of the leverage facility while diversifying its borrowing structure during what we believe to be a strong current interest rate environment. Please see Note 11 “Subsequent Events” in the Notes to Financial Statements for more details.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenfax.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information.

Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-800-522-5465 in the United States, or
•	emailing InvestorRelations@aberdeen-asset.com
•	visiting www.aberdeenfax.com

Yours sincerely,

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market/Economic Review

Asian fixed income markets posted modest gains in a steady uptrend during the six-month period ended April 30, 2013. Initially, there were investor concerns over lackluster data and budget uncertainty in the U.S., while an inconclusive Italian election and Cyprus’s banking woes reignited European sovereign fears. Subsequently, the U.S. economy appeared to improve, while the Federal Reserve reaffirmed its accommodative monetary stance. A Cyprus bailout by the Troika (the European Commission, the International Monetary Fund and the European Central Bank) also eased investor concerns. Towards the end of the period, bond markets were supported by the Bank of Japan’s bold quantitative easing, softening economic growth and receding inflation. In local currency bonds, the Philippine market was the best performer, as it benefited from cuts to the special deposit account (SDA) and credit rating upgrades.

Economic data were mixed across Asia. Weak external demand continued to weigh on regional exports, although manufacturing activity improved marginally. China’s economy grew by a slower-than-expected 7.7% in the quarter ended March 31, 2013 while, in Singapore, initial estimates showed gross domestic product (GDP) contracting. India’s current account deficit widened to a record high of 6.7% of GDP. In Australia, business conditions remained soft and consumer confidence waned amid rising unemployment. Conversely, Korea’s economy expanded at its quickest pace in two years, while Thailand lifted its 2013 growth forecast to 5.3% to reflect the anticipated boost from stimulus moves. Foreign direct investments in Indonesia reached a five-year high.

Core inflation fell across most of the region. Central banks in Australia and India cut their benchmark rates, while Philippine policymakers trimmed the SDA rate. Both Australia and India announced further rate cuts in May, while Korea also lowered interest rates by 25 basis points (bps).

Fund Performance Review

Fund performance for the reporting period was enhanced by contributions from the interest rate strategies within the Asian local currency bond portfolio, which offset the drag on performance from the allocation to U.S. Dollar-denominated Asian credit. The overweight allocation and duration positions in both Thailand and the Philippines provided the largest boost to performance, along with the overweight to Malaysia and India. Holdings in Australian bonds also bolstered the Fund’s relative return, with both duration and credit strategies contributing positively.

Conversely, the allocation to U.S. Dollar-denominated Asian credit detracted marginally from performance, which was due to the underweight to high-yield industrials, as well as security selection in investment-grade oil and gas credits. We maintain a more conservative position in the high-yield sector, particularly in Chinese industrials.

The local currency portion of the Fund uses currency forwards as part of the currency overlay process in an effort to position the currency exposure according to our strategy. These forwards had a negative impact on the performance of the local currency portfolio over the review period due primarily to the hedging positions in the Thai baht and Singapore Dollar.

The Fund can also use interest rate swaps to hedge interest rate exposure or otherwise obtain exposure to a particular interest rate market, but we are not deploying this strategy currently. During the reporting period, the Fund used interest rate swaps as a tool to hedge the leverage of the Fund. The Fund also uses credit-linked notes1 to reduce the impact of withholding taxes in Indonesia.

The use of bond futures contracts was primarily to hedge and manage the interest rate exposure of the U.S. Dollar-denominated Asian credit portfolios. During the review period, the Fund held net short2 U.S. Treasury futures positions, which hindered the performance of the Asian credit portfolio.

There have been no bond futures positions in the Australian sleeve since May 2012. Accordingly, there was no impact from Australian bond derivatives during the reporting period.

Outlook

In our view, the economic recovery in the Asia-Pacific region remains fragile. We believe that weak external demand still hampers the pace of growth in Asia, although domestic consumption has been resilient. Central banks have been cautious, opting to keep monetary policy on hold with a slight easing bias. The liquidity support from the quantitative easing of advanced economies, and hence rising risk appetite, has been evident in both Asian equity and fixed income markets, in our view. Currency volatility, though low, has also increased. We believe that fund flows into regional bond markets remain robust, with investors drawn to the higher yields amid a low-interest-rate environment. Against such a backdrop, we remain focused on relative value opportunities in the fixed income markets.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the loan facility and other

[1]	A security for which the coupon or price is linked to the performance of a reference asset.
[2]	A short position involves the sale of a security or other financial instrument that is not currently owned, with the intention of subsequently repurchasing it (“covering”) at a lower price.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

funds obtained through various forms of leverage may be

invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund obtained leverage via bank borrowing during the reporting period. On April 10, 2013, the Fund entered into a $600,000,000 revolving credit loan facility with a syndicate led by Bank of America Merrill Lynch. The loan facility is for a 364-day term and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Prior to April 10, 2013, the syndicate was led by The Bank of Nova Scotia. The outstanding balance on the loan as of April 30, 2013 was $600,000,000.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Aberdeen Asset Management Limited (the “Investment Adviser”) or Aberdeen Asset Managers Limited (the “Sub-Adviser”) from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a NAV of no less than $1,000,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund may implement a reverse repurchase agreement program as another form of leverage if the Board determines it would be advantageous for the Fund and shareholders to do so. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Since the end of the reporting period at April 30, 2013, the Fund has engaged in other forms of leverage and refinanced its revolving credit loan facility as described in Note 11, “Subsequent Events.” The Fund’s total amount of leverage remains at $600 million following the refinancing.

Interest Rate Swaps

As of April 30, 2013, the Fund held interest rate swap agreements with an aggregate notional amount of $600,000,000, which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2013	Amount (in millions)	Fixed Rate Payable (%)
54 months	$66.0	0.84
42 months	174.0	1.42
40 months	60.0	1.20
18 months	300.0	0.82

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Effective June 11, 2013, the Investment Manager terminated $450 million in notional value of the above swaps in connection with the Fund’s refinancing of its loan facility and from floating interest rate to fixed rate forms of leverage as described in Note 11, “Subsequent Events.”

Aberdeen Asset Management Asia Limited

Aberdeen Asia-Pacific Income Fund, Inc.

Average Annual Returns (unaudited)

April 30, 2013

The following table summarizes Fund performance compared to the Fund’s blended benchmark consisting of 45% of the UBS Composite Index, 35.75% of the JP Morgan Asian Credit Index, and 19.25% of the IBOXX Asia ex Japan Government Bond Index for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2013.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	8.4%	10.6%	9.7%	10.5%
Market Value	6.7%	9.9%	11.4%	11.3%
Benchmark	8.2%	10.1%	9.2%	9.7%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. The Fund’s total return for the six-month period is based on the reported NAV on April 30, 2013. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 800-522-5465.

The net operating expense ratio is 1.31%. The net operating expense ratio, excluding interest expense, is 0.99%.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments

As of April 30, 2013, 70.1% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc., or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2013, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	NR** %
April 30, 2013***	35.4	11.2	23.5	11.7	15.0	1.6	1.6
October 31, 2012	36.2	11.5	22.8	12.6	15.1	1.3	0.5
April 30, 2012***	36.0	8.3	22.7	14.8	16.9	1.3	0.0

*	Below investment grade
**	Not Rated
***	Unaudited

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2013, compared with the previous six and twelve months:

Date	Australia %	Asia (including NZ) %	Europe %	United States %	Canada %
April 30, 2013*	39.7	53.4	4.4	2.4	0.1
October 31, 2012	41.6	54.2	2.2	1.9	0.1
April 30, 2012*	42.5	54.0	2.8	0.6	0.1

*	Unaudited

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2013, compared with the previous six and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ Dollar) %	US Dollar* %
April 30, 2013**	43.7	19.4	36.9
October 31, 2012	43.9	19.7	36.4
April 30, 2012**	45.3	19.8	34.9

*	Includes U.S. Dollar-denominated bonds issued by foreign issuers: 36.9% of the Fund’s total investments on April 30, 2013, 36% of the Fund’s total investments on October 31, 2012, and 34.6% of the Fund’s total investments on April 30, 2012.
**	Unaudited

Maturity Composition

As of April 30, 2013, the average maturity of the Fund’s total investments was 7.2 years, compared with 7.2 years at October 31, 2012, and 7.3 years at April 30, 2012. The table below shows the maturity composition of the Fund’s investments as of April 30, 2013, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2013*	18.8	26.9	43.1	11.2
October 31, 2012	20.4	23.7	42.3	13.6
April 30, 2012*	20.0	27.7	35.3	17.0

*	Unaudited

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2013 and the previous six- and twelve- month periods.

	April 30, 2013	October 31, 2012	April 30, 2012
Australia
90 day bank bills	2.91%	3.14%	4.05%
10 yr bond	3.09%	3.13%	3.67%
Australian Dollar	$1.04	$1.04	$1.04
Malaysia
3-month T-bills	3.00%	3.05%	3.06%
10 yr bond	3.36%	3.46%	3.57%
Malaysian Ringgit*	~~R~~3.04	~~R~~3.05	~~R~~3.06
New Zealand
90 day bank bills	2.67%	2.69%	2.71%
10 yr bond	3.17%	3.48%	3.99%
New Zealand Dollar	$0.86	$0.82	$0.82
Philippines
90 day T-bills	0.37%	0.73%	2.47%
10 yr bond	3.48%	5.11%	5.79%
Philippines Peso*	~~P~~41.16	~~P~~41.20	~~P~~42.94
Singapore
3-month T-bills	0.24%	0.24%	0.25%
10 yr bond	1.37%	1.34%	1.55%
Singapore Dollar*	~~S~~$1.23	~~S~~$1.22	~~S~~$1.26
South Korea
90 day commercial paper	2.81%	2.85%	3.40%
10 yr bond	2.77%	3.02%	3.81%
South Korean Won*	~~W~~1,101.30	~~W~~1,090.60	~~W~~1,133.05
Thailand
3 months deposit rate	1.63%	1.88%	2.00%
10 yr bond	3.39%	3.30%	3.82%
Thai Baht*	~~B~~29.35	~~B~~30.65	~~B~~30.85
US$ Bonds**
South Korea	1.21%	1.11%	2.34%
Malaysia	2.80%	2.74%	3.37%
Philippines	2.10%	2.10%	3.04%
Hong Kong	0.93%	1.16%	1.40%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian and New Zealand Dollars are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2013

Principal Amount (000)		Description	Value (US$)
COMMERCIAL MORTGAGE BACKED SECURITY—0.3%
AUSTRALIA—0.3%
AUD	6,600	ALE Finance Co. Pty Ltd., 5.14%, 05/20/2020 (a)(b)	$6,890,048
		Total Commercial Mortgage Backed Securities—0.3% (cost $7,090,713)	6,890,048
CORPORATE BONDS—53.8%
AUSTRALIA—13.1%
AUD	1,800	AMP Group Finance Services Ltd., 7.00%, 03/02/2015	1,964,846
AUD	2,500	APT Pipelines Ltd., 7.75%, 07/22/2020	2,927,019
AUD	5,300	Australia & New Zealand Banking Group Ltd., 6.75%, 11/10/2014	5,786,380
AUD	10,400	Barclays Bank PLC, 6.75%, 02/24/2014	11,045,133
AUD	9,000	BP Capital Markets PLC, 4.50%, 09/05/2017	9,500,673
AUD	4,000	CFS Retail Property Trust, 6.25%, 12/22/2014	4,320,635
AUD	4,300	CFS Retail Property Trust, 7.25%, 05/02/2016	4,880,456
AUD	8,200	Coca-Cola Amatil Ltd., 4.25%, 11/13/2019	8,542,767
AUD	5,300	DnB NOR Boligkreditt, 6.25%, 06/08/2016	5,881,490
AUD	13,000	European Investment Bank, 6.13%, 01/23/2017	14,708,007
AUD	1,400	General Electric Capital Australia Funding Pty Ltd., 6.00%, 05/15/2013	1,452,977
AUD	3,500	GPT RE Ltd., 6.50%, 08/22/2013	3,661,397
AUD	18,200	ING Bank Australia Ltd., 5.75%, 03/03/2015	19,762,096
AUD	10,600	KfW, 6.25%, 02/23/2018	12,282,540
AUD	10,500	KfW, 6.25%, 12/04/2019	12,370,876
AUD	15,000	KfW, 6.25%, 05/19/2021	17,814,812
AUD	3,300	Kommunalbanken AS, 6.00%, 10/21/2014	3,558,400
AUD	9,788	Kommunalbanken AS, 6.50%, 04/12/2021	11,684,424
AUD	17,600	National Australia Bank Ltd., 6.75%, 09/16/2014	19,128,479
AUD	2,900	National Capital Trust III, 4.00%, 09/30/2016 (a)(b)(c)	2,778,032
AUD	2,500	National Wealth Management Holdings Ltd., 6.75%, 06/16/2016 (a)(c)	2,668,078
AUD	4,800	New Zealand Milk Australia Pty Ltd., 6.25%, 07/11/2016	5,346,786
AUD	10,100	QIC Finance Shopping Center Fund Pty Ltd., 6.75%, 07/07/2014	10,832,539
AUD	4,000	Rabobank Capital Funding Trust V, 3.77%, 12/31/2014 (a)(b)(c)(d)	3,952,274
AUD	4,800	Royal Womens Hospital Finance Pty Ltd., 6.20%, 03/26/2017 (a)	5,067,225
AUD	6,000	SPI Australia Assets Pty Ltd., 7.00%, 08/12/2015	6,648,773
AUD	29,720	St. George Bank Ltd., 10.00%, 05/09/2018 (a)	30,855,406
AUD	2,000	Telstra Corp. Ltd., 8.75%, 01/20/2015	2,228,657
AUD	3,000	Transurban Finance Co. Pty Ltd., 7.25%, 03/24/2014	3,204,337
AUD	5,000	Vero Insurance Ltd., 6.75%, 09/23/2014 (a)(c)	5,255,085
AUD	3,000	Vero Insurance Ltd., 6.75%, 10/06/2016 (a)(c)	3,170,374
AUD	8,900	Wesfarmers Ltd., 8.25%, 09/11/2014	9,811,508
AUD	4,000	Westpac Banking Corp., 7.25%, 11/18/2016	4,636,041
AUD	3,600	Woolworths Ltd., 6.75%, 03/22/2016	4,058,644
			271,787,166
CHINA—5.8%
USD	3,000	Amber Circle Funding Ltd., 3.25%, 12/04/2022 (d)	3,024,240
USD	4,550	Central China Real Estate Ltd., 12.25%, 10/20/2013 (c)(d)	4,987,710
USD	8,450	China Overseas Finance Cayman Island II Ltd., 5.50%, 11/10/2020 (d)	9,657,995
CNY	16,721	China Petroleum & Chemical Corp., 0.80%, 02/20/2014 (e)	2,649,051
USD	4,250	China Resources Gas Group Ltd., 4.50%, 04/05/2022 (d)	4,617,030
USD	5,600	CNOOC Finance 2011 Ltd., 4.25%, 01/26/2021 (d)	6,149,819
USD	8,800	CNOOC Finance 2012 Ltd., 3.88%, 05/02/2022 (d)	9,335,445
USD	18,900	COSL Finance BVI Ltd., 3.25%, 09/06/2022 (d)	18,681,630
USD	4,300	Country Garden Holdings Co., 11.75%, 09/10/2014 (d)	4,740,750

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
CHINA (continued)
USD	7,750	ENN Energy Holdings Ltd., 6.00%, 05/13/2021 (d)	$9,080,907
USD	1,350	Export-Import Bank of China, 4.88%, 07/21/2015 (d)	1,460,935
USD	2,750	Export-Import Bank of China, 5.25%, 07/29/2014 (d)	2,889,612
USD	800	KWG Property Holding Ltd., 12.75%, 03/30/2014 (c)(d)	902,309
USD	3,944	KWG Property Holding Ltd., 13.25%, 03/22/2017 (d)	4,706,387
CNH	18,000	Sinochem Offshore Capital Co. Ltd., 1.80%, 01/18/2014	2,894,763
USD	10,200	Sinopec Capital 2013 Ltd., 3.13%, 04/24/2023 (d)	10,045,001
USD	1,600	Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/2022 (d)	1,717,842
USD	6,100	Sinopec Group Overseas Development 2012 Ltd., 4.88%, 05/17/2042 (d)	6,708,603
USD	6,750	Talent Yield Investments Ltd., 4.50%, 04/25/2022 (d)	7,361,199
USD	7,949	Yanlord Land Group Ltd., 10.63%, 03/29/2015 (c)(d)	9,061,860
			120,673,088
HONG KONG—8.1%
USD	10,725	AIA Group Ltd., 3.13%, 03/13/2023 (d)	10,753,207
USD	11,000	Champion MTN Ltd., 3.75%, 01/17/2023 (d)	10,583,584
USD	7,350	Henson Finance Ltd., 5.50%, 09/17/2019	8,228,795
USD	11,400	HLP Finance Ltd., 4.75%, 06/25/2022 (d)	12,443,944
USD	17,550	Hongkong Land Finance (Cayman Island) Co. Ltd., 4.50%, 10/07/2025	18,570,164
USD	1,600	Hutchison Whampoa International Ltd., 4.63%, 09/11/2015 (d)	1,720,637
USD	1,900	Hutchison Whampoa International Ltd., 7.45%, 11/24/2033 (d)	2,727,239
USD	22,550	Hutchison Whampoa International Ltd., 7.63%, 04/09/2019 (d)	28,988,904
USD	14,300	Metropolitan Light International Ltd., 5.25%, 01/17/2015 (c)(d)	14,448,420
USD	14,745	Standard Chartered PLC, 3.95%, 01/11/2023 (d)	15,064,229
USD	1,800	Swire Pacific MTN Financing Ltd., 6.25%, 04/18/2018	2,137,858
USD	17,300	Swire Properties MTN Financing Ltd., 4.38%, 06/18/2022 (d)	18,880,355
USD	18,100	Wing Hang Bank Ltd., 6.00%, 04/20/2017 (a)(b)(c)	18,736,975
USD	4,852	Yingde Gases Investment Ltd., 8.13%, 04/22/2016 (c)(d)	5,033,950
			168,318,261
INDIA—3.2%
USD	11,300	Axis Bank Ltd., 5.25%, 09/30/2015	11,967,954
USD	5,150	Bank of Baroda, 5.00%, 08/24/2016 (d)	5,513,966
USD	6,769	Bharti Airtel International Netherlands BV, 5.13%, 03/11/2023 (c)(d)	6,955,825
USD	4,500	ICICI Bank Ltd., 4.75%, 11/25/2016 (c)(d)	4,825,224
USD	8,700	ICICI Bank Ltd., 6.38%, 04/30/2017 (a)(c)(d)	8,982,750
USD	4,400	NTPC Ltd., 4.75%, 10/03/2022 (d)	4,677,398
USD	12,500	NTPC Ltd., 5.63%, 07/14/2021 (d)	14,113,600
INR	270,000	Rural Electrification Corp. Ltd., 9.35%, 06/15/2022	5,193,617
INR	67,000	Rural Electrification Corp. Ltd., 10.90%, 08/14/2013	1,246,012
USD	2,000	State Bank of India, 4.13%, 08/01/2017 (d)	2,084,200
			65,560,546
INDONESIA—3.0%
USD	8,650	Adaro Indonesia PT, 7.63%, 10/22/2014 (c)(d)	9,438,880
IDR	24,000,000	Bank OCBC Nisp Tbk PT, 6.90%, 02/19/2015	2,474,672
USD	4,100	Indo Energy Finance II BV, 6.38%, 01/24/2018 (c)(d)	4,179,650
USD	3,650	Indosat Palapa Co. BV, 7.38%, 07/29/2015 (c)(d)	4,101,688
USD	2,850	Majapahit Holding BV, 7.88%, 06/29/2037 (d)	3,776,250
USD	8,900	Majapahit Holding BV, 8.00%, 08/07/2019 (d)	11,147,250
USD	4,500	Pertamina Persero PT, 4.88%, 05/03/2022 (d)	4,787,100

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
INDONESIA (continued)
USD	8,350	Pertamina Persero PT, 5.25%, 05/23/2021 (d)	$9,111,937
USD	6,300	Pertamina Persero PT, 6.00%, 05/03/2042 (d)	6,775,020
USD	4,600	Perusahaan Listrik Negara PT, 5.25%, 10/24/2042 (d)	4,565,500
USD	2,365	TBG Global Pte Ltd., 4.63%, 04/03/2016 (c)(d)	2,391,488
			62,749,435
MALAYSIA—2.4%
USD	11,700	AMBB Capital (L) Ltd., 6.77%, 01/27/2016 (a)(b)(c)	11,728,441
CNH	10,000	Danga Capital Bhd, 2.90%, 10/20/2014 (d)	1,618,477
USD	150	PETRONAS Capital Ltd., 5.25%, 08/12/2019 (d)	176,885
USD	20,050	PETRONAS Global Sukuk Ltd., 4.25%, 08/12/2014 (d)	20,870,366
USD	2,650	Public Bank Bhd, 6.84%, 08/22/2016 (a)(c)	2,806,559
USD	11,550	SBB Capital Corp., 6.62%, 11/02/2015 (a)(b)(c)	12,009,852
			49,210,580
PHILIPPINES—3.2%
USD	11,150	Alliance Global Group Inc., 6.50%, 08/18/2017	12,120,128
USD	6,100	Philippine Long Distance Telephone Co., 8.35%, 03/06/2017	7,289,500
USD	7,400	Power Sector Assets & Liabilities Management Corp., 6.88%, 11/02/2016 (d)	8,621,000
USD	16,300	Power Sector Assets & Liabilities Management Corp., 7.25%, 05/27/2019 (d)	20,578,750
USD	12,500	Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/2024 (d)	17,031,250
			65,640,628
REPUBLIC OF SOUTH KOREA—5.9%
USD	3,000	Export-Import Bank of Korea, 5.13%, 03/16/2015	3,210,573
USD	4,300	Export-Import Bank of Korea, 5.88%, 01/14/2015	4,624,465
USD	3,200	Export-Import Bank of Korea, 8.13%, 01/21/2014	3,357,306
USD	12,900	Korea Development Bank (The), 3.50%, 08/22/2017	13,816,016
USD	2,050	Korea Expressway Corp., 1.88%, 10/22/2017 (d)	2,041,005
USD	12,750	Korea Expressway Corp., 4.50%, 03/23/2015 (d)	13,469,113
USD	9,100	Korea Finance Corp., 3.25%, 09/20/2016	9,619,528
USD	10,350	Korea Finance Corp., 4.63%, 11/16/2021	11,712,267
USD	17,600	Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 09/19/2022 (d)	17,530,960
USD	3,000	Korea South-East Power Co. Ltd., 3.63%, 01/29/2017 (d)	3,178,971
USD	12,470	Korea South-East Power Co. Ltd., 6.00%, 05/25/2016 (d)	14,014,559
USD	200	National Agricultural Cooperative Federation, 4.25%, 01/28/2016 (d)	214,625
USD	4,200	Shinhan Bank, 1.88%, 07/30/2018 (c)(d)	4,178,513
USD	5,880	Shinhan Bank, 5.66%, 03/02/2015 (a)(c)(d)	6,144,976
USD	2,600	Shinhan Bank, 6.82%, 09/20/2016 (a)(c)(d)	2,859,529
USD	7,100	Standard Chartered Bank Korea Ltd., 7.27%, 03/03/2014 (a)(c)(d)	7,330,750
USD	3,950	Standard Chartered First Bank Korea Ltd., 7.27%, 03/03/2014 (a)(c)(d)	4,078,375
			121,381,531
SINGAPORE—1.7%
SGD	2,750	CapitaMalls Asia Treasury Ltd., 3.95%, 08/24/2017	2,338,846
SGD	3,000	CMT MTN Pte. Ltd., 2.85%, 09/01/2014	2,465,030
USD	8,600	CMT MTN Pte. Ltd., 4.32%, 04/08/2015	9,041,524
USD	8,900	Oversea-Chinese Banking Corp. Ltd., 3.15%, 03/11/2018 (a)(c)(d)	9,130,759
USD	7,450	Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/2017 (a)(c)	7,896,054
USD	4,000	United Overseas Bank Ltd., 2.88%, 10/17/2017 (a)(c)(d)	4,074,695
			34,946,908

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
SUPRANATIONAL—4.8%
AUD	14,000	Asian Development Bank, 5.00%, 03/09/2022	$15,566,054
AUD	13,800	Asian Development Bank, 5.50%, 02/15/2016	15,219,144
AUD	16,800	Asian Development Bank, 6.25%, 03/05/2020	20,003,794
AUD	10,000	Inter-American Development Bank, 6.00%, 05/25/2016	11,231,714
AUD	11,200	Inter-American Development Bank, 6.50%, 08/20/2019	13,403,729
AUD	8,900	International Bank for Reconstruction & Development, 5.75%, 10/21/2019	10,290,555
AUD	10,300	International Bank for Reconstruction & Development, 6.00%, 11/09/2016	11,666,690
AUD	2,600	International Finance Corp., 5.75%, 07/28/2020	3,025,259
			100,406,939
THAILAND—2.6%
USD	5,000	Bangkok Bank PCL, 3.88%, 09/27/2022 (d)	5,179,400
USD	2,400	Bangkok Bank PCL, 4.80%, 10/18/2020 (d)	2,684,201
USD	7,400	Bangkok Bank PCL, 9.03%, 03/15/2029 (d)	10,193,500
USD	15,530	PTT Global Chemical PCL, 4.25%, 09/19/2022 (d)	16,536,375
USD	50	PTTEP Australia International Finance Pty Ltd., 4.15%, 07/19/2015 (d)	52,585
USD	8,400	PTTEP Canada International Finance Ltd., 6.35%, 06/12/2042 (d)	10,350,438
USD	4,500	Siam Commercial Bank Ltd., 3.38%, 09/19/2017 (d)	4,733,307
USD	4,000	Thai Oil PCL, 3.63%, 01/23/2023 (d)	4,065,528
			53,795,334
		Total Corporate Bonds—53.8% (cost $1,038,743,037)	1,114,470,416
GOVERNMENT BONDS—69.5%
AUSTRALIA—36.4%
AUD	61,900	Australia Government Bond, 4.50%, 10/21/2014	65,929,408
AUD	101,400	Australia Government Bond, 5.50%, 01/21/2018	117,922,036
AUD	44,550	Australia Government Bond, 5.50%, 04/21/2023	55,633,060
AUD	72,600	Australia Government Bond, 5.75%, 07/15/2022	91,369,520
AUD	25,000	Australia Government Bond, 6.00%, 02/15/2017	29,064,150
AUD	5,950	Queensland Treasury Corp., 6.00%, 10/14/2015 (f)	6,626,861
AUD	27,100	Queensland Treasury Corp., 6.00%, 04/21/2016	30,384,565
AUD	22,850	Queensland Treasury Corp., 6.00%, 02/21/2018	26,315,097
AUD	31,190	Queensland Treasury Corp., 6.00%, 06/14/2021 (f)	37,436,446
AUD	47,100	Queensland Treasury Corp., 6.25%, 06/14/2019 (f)	56,257,361
AUD	24,330	Queensland Treasury Corp., 6.25%, 02/21/2020	28,834,586
AUD	131,500	Treasury Corp. of Victoria, 5.75%, 11/15/2016	148,519,084
AUD	14,250	Treasury Corp. of Victoria, 6.00%, 06/15/2020	16,970,902
AUD	35,350	Treasury Corp. of Victoria, 6.00%, 10/17/2022	42,831,227
			754,094,303
CHINA—3.0%
CNH	32,500	China Government Bond, 1.40%, 08/18/2016 (d)	5,162,360
CNH	10,000	China Government Bond, 1.80%, 12/01/2015	1,615,451
CNH	18,000	China Government Bond, 2.48%, 12/01/2020	2,896,980
CNY	41,000	China Government Bond, 3.26%, 06/02/2014 (e)	6,676,868
CNY	50,000	China Government Bond, 3.28%, 08/05/2020 (e)	8,056,731
CNY	50,000	China Government Bond, 3.36%, 05/24/2022 (e)	8,064,290
CNY	70,000	China Government Bond, 3.41%, 06/24/2020 (e)	11,376,073
CNY	18,000	China Government Bond, 3.55%, 10/20/2016 (e)	2,965,425
CNY	2,000	China Government Bond, 3.57%, 11/17/2021 (e)	328,011

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
CHINA (continued)
CNY	40,000	China Government Bond, 3.60%, 02/17/2016 (e)	$6,586,563
CNY	20,000	China Government Bond, 3.83%, 01/27/2018 (e)	3,337,337
CNY	30,000	China Government Bond, 4.10%, 09/27/2032 (e)	5,072,555
			62,138,644
HONG KONG—0.6%
HKD	45,000	Hong Kong Government Bond, 0.80%, 08/27/2027	5,540,576
HKD	51,200	Hong Kong Government Bond, 3.52%, 12/05/2017	7,560,767
			13,101,343
INDIA—2.0%
INR	1,338,700	India Government Bond, 7.02%, 08/17/2016	24,444,948
INR	600,000	India Government Bond, 7.49%, 04/16/2017	11,100,674
INR	125,000	India Government Bond, 8.30%, 07/02/2040	2,406,527
INR	16,000	India Government Bond, 8.33%, 06/07/2036	309,118
INR	150,000	India Government Bond, 8.83%, 12/12/2041	3,046,365
			41,307,632
INDONESIA—4.6%
IDR	167,000,000	Barclays Indonesia Government Bond Credit Linked Note, 9.50%, 06/17/2015	18,911,494
USD	3,500	Indonesia Government International Bond, 5.25%, 01/17/2042 (d)	3,955,000
USD	7,400	Indonesia Government International Bond, 5.88%, 03/13/2020 (d)	8,787,500
USD	6,900	Indonesia Government International Bond, 6.63%, 02/17/2037 (d)	9,056,250
USD	10,150	Indonesia Government International Bond, 11.63%, 03/04/2019 (d)	15,047,375
IDR	53,700,000	Indonesia Treasury Bond, 5.63%, 05/15/2023	5,581,011
IDR	47,000,000	Indonesia Treasury Bond, 8.25%, 06/15/2032	5,796,820
IDR	21,000,000	Indonesia Treasury Bond, 9.50%, 07/15/2031	2,884,040
USD	9,050	Perusahaan Penerbit SBSN, 4.00%, 11/21/2018 (d)	9,626,937
USD	15,050	Perusahaan Penerbit SBSN, 8.80%, 04/23/2014 (d)	16,080,805
			95,727,232
MALAYSIA—5.3%
MYR	61,700	Malaysia Government Bond, 3.20%, 10/15/2015	20,370,187
MYR	19,500	Malaysia Government Bond, 3.21%, 05/31/2013	6,410,417
MYR	37,800	Malaysia Government Bond, 3.31%, 10/31/2017	12,487,803
MYR	9,780	Malaysia Government Bond, 3.42%, 08/15/2022	3,218,274
MYR	98,400	Malaysia Government Bond, 3.58%, 09/28/2018	32,863,401
MYR	1,798	Malaysia Government Bond, 3.89%, 03/15/2027	613,164
MYR	29,500	Malaysia Government Bond, 4.01%, 09/15/2017	10,020,207
MYR	40,400	Malaysia Government Bond, 4.16%, 07/15/2021	14,020,453
MYR	14,163	Malaysia Government Bond, 4.26%, 09/15/2016	4,841,195
MYR	13,900	Malaysia Government Bond, 4.38%, 11/29/2019	4,850,801
			109,695,902
NEW ZEALAND—0.2%
NZD	2,150	New Zealand Government Bond, 6.00%, 04/15/2015	1,966,142
NZD	1,500	Province of Quebec, 6.75%, 11/09/2015	1,388,276
			3,354,418

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
PHILIPPINES—6.8%
PHP	715,000	Philippine Government Bond, 5.75%, 11/24/2021	$21,242,275
PHP	405,544	Philippine Government Bond, 6.38%, 01/19/2022	12,551,598
PHP	94,000	Philippine Government Bond, 8.75%, 05/27/2030	3,743,762
PHP	517,000	Philippine Government Bond, 9.13%, 09/04/2016	15,372,699
USD	7,950	Philippine Government International Bond, 5.00%, 01/13/2037	9,609,563
USD	2,800	Philippine Government International Bond, 6.50%, 01/20/2020	3,545,500
USD	20,250	Philippine Government International Bond, 7.75%, 01/14/2031	30,678,750
USD	4,900	Philippine Government International Bond, 8.88%, 03/17/2015	5,592,125
USD	7,970	Philippine Government International Bond, 9.88%, 01/15/2019	11,267,587
USD	15,979	Philippine Government International Bond, 10.63%, 03/16/2025	27,384,011
			140,987,870
REPUBLIC OF SOUTH KOREA—4.9%
KRW	20,000,000	Korea Monetary Stabilization Bond, 3.76%, 06/02/2013	18,176,210
KRW	13,700,000	Korea Treasury Bond, 1.50%, 06/10/2021 (g)	13,907,948
KRW	9,500,000	Korea Treasury Bond, 2.75%, 09/10/2017	8,693,919
KRW	41,280,000	Korea Treasury Bond, 3.50%, 03/10/2017	38,766,992
KRW	13,300,000	Korea Treasury Bond, 3.75%, 06/10/2022	13,050,569
KRW	5,000,000	Korea Treasury Bond, 4.25%, 06/10/2021	5,045,405
USD	3,150	Republic of Korea, 7.13%, 04/16/2019	4,076,724
			101,717,767
SINGAPORE—1.2%
SGD	3,000	Housing & Development Board, 1.01%, 09/19/2016	2,439,687
SGD	3,000	Housing & Development Board, 1.83%, 11/21/2018 (d)	2,498,590
SGD	2,000	Housing & Development Board, 3.14%, 03/18/2021	1,782,786
SGD	5,120	Singapore Government Bond, 3.00%, 09/01/2024	4,731,829
SGD	9,310	Singapore Government Bond, 3.13%, 09/01/2022	8,728,671
SGD	5,800	Singapore Government Bond, 3.50%, 03/01/2027	5,613,691
			25,795,254
SRI LANKA—0.4%
LKR	388,000	Sri Lanka Government Bonds, 8.50%, 07/15/2018	2,719,986
USD	4,450	Sri Lanka Government International Bond, 6.25%, 07/27/2021 (d)	4,829,180
			7,549,166
THAILAND—4.1%
THB	11,074	Bank of Thailand, 3.33%, 05/12/2014	379,529
THB	205,000	Bank of Thailand, 3.42%, 08/18/2013	6,998,302
THB	362,500	Thailand Government Bond, 1.20%, 07/14/2021 (d)(g)	13,234,485
THB	407,000	Thailand Government Bond, 2.80%, 10/10/2017	13,755,546
THB	407,200	Thailand Government Bond, 3.25%, 06/16/2017	14,027,090
THB	482,000	Thailand Government Bond, 3.45%, 03/08/2019	16,703,673
THB	18,600	Thailand Government Bond, 3.63%, 05/22/2015	643,676
THB	200	Thailand Government Bond, 3.63%, 06/16/2023	6,935
THB	444,800	Thailand Government Bond, 3.65%, 12/17/2021	15,506,410
THB	76,100	Thailand Government Bond, 3.88%, 06/13/2019	2,696,253
			83,951,899
		Total Government Bonds—69.5% (cost $1,326,948,815)	1,439,421,430

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

Principal Amount (000)		Description	Value (US$)
RESIDENTIAL MORTGAGE BACKED SECURITIES—0.3%
AUSTRALIA—0.3%
AUD	2,800	Progress Trust, 3.34%, 08/25/2036 (a)(c)(d)	$2,897,109
AUD	2,377	Westpac Securitisation Trust, 3.07%, 05/21/2014 (a)(c)(d)	2,451,876
			5,348,985
		Total Residential Mortgage Backed Securities—0.3% (cost $4,275,454)	5,348,985
SHORT-TERM INVESTMENT—3.0%
UNITED STATES—3.0%
USD	62,707	Repurchase Agreement, State Street Bank & Trust Co., 0.04% dated 04/30/2013, due 05/01/2013 in the amount of $62,707,070 (collateralized by $63,955,000 U.S. Treasury Notes, 0.50%-1.50% due 07/31/2016-07/31/2017; value of $63,974,858)	62,707,000
		Total Short-Term Investment—3.0% (cost $62,707,000)	62,707,000
		Total Investments—126.9% (cost $2,439,765,019)	2,628,837,879

		Liabilities in Excess of Other Assets—(26.9)%	(556,737,191)
		Net Assets—100.0%	$2,072,100,688

AUD—Australian Dollar	IDR—Indonesian Rupiah	MYR—Malaysian Ringgit	THB—Thailand Baht
CNH—Chinese Yuan Renminbi Offshore	INR—Indian Rupee	NZD—New Zealand Dollar	TWD—New Taiwanese Dollar
CNY—Chinese Yuan Renminbi	KRW—South Korean Won	PHP—Philippine Peso	USD—U.S. Dollar
HKD—Hong Kong Dollar	LKR—Sri Lanka Rupee	SGD—Singapore Dollar

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2013.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	The maturity date presented for these instruments represents the next call/put date.
(d)	Denotes a restricted security, see Note 2(c).
(e)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(f)	This security is government guaranteed.
(g)	Inflation linked security.

At April 30, 2013, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%—2 year	UBS	227	06/28/2013	$38,971
United States Treasury Note 6%—5 year	UBS	400	06/28/2013	443,750
United States Treasury Note 6%—10 year	UBS	(697)	06/19/2013	(1,250,576)
United States Treasury Bond 6%—30 year	UBS	150	06/19/2013	564,491
				$(203,364)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

At April 30, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi/United States Dollar
10/30/2013	Deutsche Bank	CNH31,237,500	USD4,900,000	$5,038,047	$138,047
10/30/2013	Standard Chartered Bank	CNH335,096,980	USD52,880,000	54,045,118	1,165,118
Hong Kong Dollar/United States Dollar
06/10/2013	Royal Bank of Canada	HKD19,368,000	USD2,500,000	2,496,172	(3,828)
Indian Rupee/United States Dollar
07/24/2013	Goldman Sachs	INR313,272,000	USD5,700,000	5,724,239	24,239
Malaysian Ringgit/United States Dollar
06/27/2013	Royal Bank of Canada	MYR31,524,120	USD10,100,000	10,319,739	219,739
06/27/2013	UBS	MYR4,681,200	USD1,500,000	1,532,438	32,438
New Taiwan Dollar/United States Dollar
05/23/2013	Standard Chartered Bank	TWD372,787,500	USD12,499,999	12,634,902	134,903
05/23/2013	UBS	TWD35,900,400	USD1,200,000	1,216,774	16,774
Philippine Peso/United States Dollar
06/05/2013	UBS	PHP152,810,000	USD3,700,000	3,707,902	7,902
Singapore Dollar/United States Dollar
05/16/2013	Goldman Sachs	SGD64,881,314	USD52,490,000	52,659,489	169,489
05/16/2013	Royal Bank of Canada	SGD4,111,140	USD3,300,000	3,336,716	36,716
05/16/2013	UBS	SGD5,581,125	USD4,500,000	4,529,797	29,797
South Korean Won/United States Dollar
05/16/2013	Royal Bank of Canada	KRW4,220,775,000	USD3,699,999	3,830,715	130,716
05/16/2013	Standard Chartered Bank	KRW3,345,511,000	USD2,990,000	3,036,338	46,338
06/27/2013	Royal Bank of Canada	KRW6,323,010,000	USD5,700,000	5,729,700	29,700
06/27/2013	Standard Chartered Bank	KRW1,978,920,000	USD1,800,000	1,793,231	(6,769)
Thai Baht/United States Dollar
05/16/2013	Standard Chartered Bank	THB147,976,500	USD5,100,000	5,037,974	(62,026)
05/16/2013	UBS	THB307,335,000	USD10,500,000	10,463,456	(36,544)
				$187,132,747	$2,072,749
Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Yuan Renminbi Offshore
10/30/2013	Deutsche Bank	USD21,500,000	CNH135,318,100	$21,824,377	$(324,377)
10/30/2013	Royal Bank of Canada	USD11,200,000	CNH70,213,080	11,324,107	(124,107)
10/30/2013	Standard Chartered Bank	USD3,000,000	CNH18,911,400	3,050,069	(50,069)
10/30/2013	UBS	USD6,900,000	CNH43,487,250	7,013,712	(113,712)
United States Dollar/Hong Kong Dollar
06/10/2013	JPMorgan Chase	USD4,900,000	HKD37,991,660	4,896,412	3,588
06/10/2013	Standard Chartered Bank	USD10,000,000	HKD77,479,000	9,985,589	14,411
United States Dollar/Indian Rupee
05/16/2013	UBS	USD14,420,000	INR788,750,920	14,603,445	(183,445)
United States Dollar/Indonesian Rupiah
06/27/2013	Deutsche Bank	USD18,100,000	IDR176,764,600,000	18,057,536	42,464
United States Dollar/Malaysian Ringgit
06/27/2013	Deutsche Bank	USD4,900,000	MYR14,945,000	4,892,397	7,603
06/27/2013	Goldman Sachs	USD44,920,000	MYR139,602,376	45,700,248	(780,248)
06/27/2013	Royal Bank of Canada	USD4,200,000	MYR13,148,100	4,304,163	(104,163)
06/27/2013	Standard Chartered Bank	USD1,800,000	MYR5,503,860	1,801,744	(1,744)
06/27/2013	State Street	USD11,200,000	MYR34,042,400	11,144,124	55,876

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2013

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Philippine Peso
06/05/2013	UBS	USD6,920,000	PHP281,889,660	$6,839,993	$80,007
United States Dollar/Singapore Dollar
05/16/2013	Credit Suisse	USD5,200,000	SGD6,442,280	5,228,735	(28,735)
05/16/2013	Standard Chartered Bank	USD4,900,000	SGD6,048,805	4,909,379	(9,379)
United States Dollar/Thai Baht
05/16/2013	UBS	USD48,600,000	THB1,453,407,600	49,482,379	(882,379)
				$225,058,409	$(2,398,409)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2013, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Depreciation
USD	300,000,000	10/31/2014	Deutsche Bank	Receive	3-month LIBOR Index	0.82%	$(2,300,455)
USD	60,000,000	08/19/2016	UBS	Receive	3-month LIBOR Index	1.20%	(1,486,900)
USD	174,000,000	10/31/2016	Barclays Bank	Receive	3-month LIBOR Index	1.42%	(5,397,913)
USD	66,000,000	11/01/2017	Barclays Bank	Receive	3-month LIBOR Index	0.84%	(558,852)
							$(9,744,120)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2013

Assets
Investments, at value (cost $2,377,058,019)	$2,566,130,879
Repurchase agreement, at value (cost $62,707,000)	62,707,000
Foreign currency, at value (cost $23,613,702)	23,891,894
Cash at broker for interest rate swaps	4,320,058
Cash at broker for China A shares	1,364,397
Cash at broker for futures contracts	754,093
Cash	29,378
Interest receivable	31,354,127
Receivable for investments sold	5,448,600
Unrealized appreciation on forward foreign currency exchange contracts	2,385,865
Variation margin receivable for futures contracts	1,047,212
Prepaid expenses	746,740
Prepaid expenses in connection with the at-the-market stock offering	219,465
Total assets	2,700,399,708

Liabilities
Bank loan payable (Note 6)	600,000,000
Unrealized depreciation on interest rate swaps	9,744,120
Dividends payable to common shareholders	9,363,332
Unrealized depreciation on forward foreign currency exchange contracts	2,711,525
Payable for investments purchased	2,184,066
Variation margin payable for futures contracts	1,250,576
Investment management fees payable (Note 3)	1,196,105
Deferred foreign capital gains tax	780,539
Interest payable on bank loan	244,930
Administration fees payable (Note 3)	240,629
Investor relations fees payable (Note 3)	113,455
Director fees payable	68,494
Accrued expenses	401,249
Total liabilities	628,299,020

Net Assets	$2,072,100,688

Composition of Net Assets:
Common stock (par value $.01 per share)	$2,674,079
Paid-in capital in excess of par	1,686,693,716
Distributions in excess of net investment income	(21,399,937)
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(152,740,766)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	140,863,022
Accumulated net realized foreign exchange gains	378,569,767
Net unrealized foreign exchange and forward foreign currency contract gains	37,440,807
Net Assets	$2,072,100,688
Net asset value per common share based on 267,407,928 shares issued and outstanding	$7.75

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2013

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $843,842)	$53,093,501
53,093,501

Expenses
Investment management fee (Note 3)	6,738,246
Administration fee (Note 3)	1,356,523
Custodian’s fees and expenses	479,273
Investor relations fees and expenses (Note 3)	268,189
Bank loan fees and expenses	260,297
Insurance expense	202,725
Reports to shareholders and proxy solicitation	196,356
Directors’ fees and expenses	161,114
Legal fees and expenses	71,839
Transfer agent’s fees and expenses	67,073
Independent auditors’ fees and expenses	51,722
Miscellaneous	165,220
Total operating expenses, excluding interest expense	10,018,577
Interest expense (Note 6)	3,331,462
Total operating expenses	13,350,039

Net Investment Income	39,743,462

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions (including $9,130 capital gains tax)	24,952,160
Interest rate swaps	(1,925,490)
Futures contracts	(400,321)
Forward and spot foreign currency exchange contracts	(4,959,961)
Foreign currency transactions	6,518,093
24,184,481

Net change in unrealized appreciation/(depreciation) on:
Investments (including $433,564 change in deferred capital gains tax)	(13,532,940)
Interest rate swaps	(239,430)
Futures contracts	(153,325)
Forward foreign currency exchange contracts	2,308,369
Foreign currency translation	(3,941,783)
(15,559,109)
Net gain from investments, interest rate swaps, futures contracts and foreign currencies	8,625,372
Net Increase in Net Assets Resulting from Operations	$48,368,834

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2013 (unaudited)	For the Year Ended October 31, 2012

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$39,743,462	$95,277,886
Net realized gain from investments, interest rate swaps and futures contracts	22,626,349	17,311,251
Net realized gain from foreign currency transactions	1,558,132	21,540,102
Net change in unrealized appreciation/depreciation on investments, interest rate swaps and futures contracts	(13,925,695)	94,102,577
Net change in unrealized appreciation/depreciation on foreign currency translation	(1,633,414)	(40,727,393)
Net increase in net assets resulting from operations	48,368,834	187,504,423

Distributions to Shareholders from:
Net investment income	(55,719,475)	(109,721,108)
Net decrease in net assets from distributions	(55,719,475)	(109,721,108)

Common Stock Transactions:
Proceeds from the at-the-market stock offering (Note 5)	37,174,650	12,830,315
Expenses in connection with the at-the-market stock offering (Note 5)	(59,829)	(16,197)
Change in net assets from common stock transactions	37,114,821	12,814,118
Change in net assets resulting from operations	29,764,180	90,597,433

Net Assets:
Beginning of period	2,042,336,508	1,951,739,075
End of period (including distributions in excess of net investment income of ($21,399,937) and ($5,423,924), respectively)	$2,072,100,688	$2,042,336,508

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2013

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $10,906,257)	$64,344,785
Operating expenses paid	(13,524,659)
Purchases and sales of short-term portfolio investments, net	(25,693,000)
Purchases of long-term portfolio investments	(477,655,937)
Proceeds from sales of long-term portfolio investments	463,764,952
Realized losses on forward foreign currency exchange contracts closed	(4,893,823)
Realized losses on interest rate swap transactions	(1,925,490)
Purchases and sales of interest rate swaps, net	(1,938,640)
Payments received from broker for futures contracts	243,737
Increase in cash collateral held at broker for China A shares	(1,351,426)
Increase in prepaid expenses and other assets	(300,078)
Net cash provided from operating activities	1,070,421
Cash flows provided from (used for) financing activities
Issuance of common stock	37,130,755
Dividends paid to common shareholders	(55,550,655)
Net cash used for financing activities	(18,419,900)
Effect of exchange rate on cash	1,445,828
Net decrease in cash	(15,903,651)
Cash at beginning of period	39,824,923
Cash at end of period	$23,921,272

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net increase in total net assets resulting from operations	$48,368,834
Increase in investments	(19,649,303)
Net realized gain on investment transactions	(24,952,160)
Net realized loss on interest rate swap transactions	1,925,490
Net realized loss on futures contracts	400,321
Net realized foreign exchange gains	(1,558,132)
Net change in unrealized appreciation/depreciation on investments, futures contracts and interest rate swaps	13,925,695
Net change in unrealized foreign exchange gains/losses	1,633,414
Decrease in interest receivable	345,027
Increase in receivable for investments sold	(5,448,600)
Decrease in interest payable on bank loan	(165,736)
Net change in margin variation on future contracts	153,325
Net increase in other assets	(300,078)
Decrease in payable for investments purchased	(10,799,459)
Change in payable/receivable for interest rate swap transactions	(1,938,640)
Payments received from broker for futures contracts	490,733
Increase in cash collateral at broker for China A shares	(1,351,426)
Decrease in accrued expenses and other liabilities	(8,884)
Total adjustments	(47,298,413)
Net cash provided from operating activities	$1,070,421

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2013 (unaudited)		For the Year Ended October 31,
			2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$7.78		$7.48	$7.27	$6.53	$4.91	$6.99
Net investment income	0.15		0.36	0.39	0.37	0.35	0.42
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.03		0.36	0.24	0.79	1.73	(2.03)
Dividends to preferred shareholders from net investment income	–		–	–	–	–	(0.06)
Total from investment operations applicable to common shareholders	0.18		0.72	0.63	1.16	2.08	(1.67)
Distributions to common shareholders from:
Net investment income	(0.21)		(0.42)	(0.42)	(0.42)	(0.38)	(0.42)
Tax return of capital	–		–	–	–	(0.09)	–
Total distributions	(0.21)		(0.42)	(0.42)	(0.42)	(0.47)	(0.42)
Offering cost on common stock	–		–	–	–	–	–
Impact of shelf offering	–		–	–	–	–	–
Effect of Fund shares repurchased	–		–	–	–	0.01	0.01
Net asset value per common share, end of period	$7.75		$7.78	$7.48	$7.27	$6.53	$4.91
Market value, end of period	$7.63		$7.90	$6.93	$6.90	$6.04	$4.18

Total Investment Return Based on(b):
Market value	(0.75%	)	20.47%	6.59%	21.73%	58.26%	(28.40% )
Net asset value	2.37%	(c)	9.92% (c)	9.20%	18.63%	45.66%	(24.32% )

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(d):
Net assets applicable to common shareholders, end of period (000 omitted)	$2,072,101		$2,042,337	$1,951,739	$1,897,181	$1,703,352	$1,284,318
Average net assets applicable to common shareholders (000 omitted)	$2,047,372		$1,965,038	$1,937,986	$1,753,665	$1,457,521	$1,741,105
Net operating expenses	1.31%	(e)	1.38%	1.49%	1.89%	2.20%	1.85% (f)
Net operating expenses without reimbursement	1.31%	(e)	1.38%	1.49%	1.89%	2.22% (g)	–
Net operating expenses, excluding interest expense	0.99%	(e)	1.01%	1.05%	1.19%	1.37%	1.22%
Net investment income	3.91%	(e)	4.85%	5.30%	5.44%	6.40%	5.51%
Portfolio turnover	18%		38%	72%	67%	68%	58%
Senior securities (loan facility) outstanding (000 omitted)	$600,000		$600,000	$600,000	$600,000	$600,000	$520,000
Asset coverage ratio on revolving credit facility at period end(h)	445%		440%	425%	416%	384%	347%
Asset coverage per $1,000 on revolving credit facility at period end	$4,454		$4,404	$4,253	$4,162	$3,839	$3,470

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the six months ended April 30, 2013 and for each of the years ended October 31, 2012, 2011, 2010, 2009, and 2008 the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 3.91%, 4.85%, 5.30%, 5.44%, 6.40% and 6.44%, respectively.
(e)	Annualized.
(f)	Includes expenses of both preferred and common stock.
(g)	In 2009, the Fund filed a non-routine proxy to consider approval of a new sub-advisory agreement among the Fund, Investment Manager, and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.
(h)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2013

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Debt and other fixed-income securities are determined as Level 2 investments.

Exchange-traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee (which is appointed by the Board), taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon adjusted quoted priced in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity

Forward foreign currency contracts	Forward exchange rate quotations

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Assets	Level 1	Level 2	Level 3
Fixed Income Investments
Commercial Mortgage Backed Security	$–	$6,890,048	$–
Corporate Bonds	–	1,114,470,416	–
Government Bonds	–	1,439,421,430	–
Residential Mortgage Backed Securities	–	5,348,985	–
Total Fixed Income Investments	–	2,566,130,879	–
Short-Term Investment	–	62,707,000	–
Total Investments	$–	$2,628,837,879	$–
Other Financial Instruments
Futures Contracts	$1,047,212	$–	$–
Forward Foreign Currency Exchange Contracts	–	2,385,865	–
Total Other Financial Instruments	$1,047,212	$2,385,865	$–
Total Assets	$1,047,212	$2,631,223,744	$–
Liabilities
Other Financial Instruments
Futures Contracts	$(1,250,576)	$–	$–
Forward Foreign Currency Exchange Contracts	–	(2,711,525)	–
Interest Rate Swap Agreements	–	(9,744,120)	–
Total Liabilities – Other Financial Instruments	$(1,250,576)	$(12,455,645)	$–

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended April 30, 2013, there were no transfers between Level 1 and Level 2. For the period ended April 30, 2013, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $62,707,000 as of April 30, 2013.

(c) Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the “Valuation Time,” as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the six months ended April 30, 2013, the Fund used forward contracts to hedge positions in the Indian Rupee, Indonesian Rupiah, Malaysian Ringgit, Philippine Peso, Singapore Dollar, South Korean Won and the Thailand Baht.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the six months ended April 30, 2013, the use of bond futures contracts was primarily to hedge and manage the interest rate exposure of the U.S. Dollar-denominated Asia credit portfolios.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions. During the six month period ended April 30, 2013, the Fund used interest rate swaps as a tool to hedge the leverage of the Fund.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2013:

	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2013		Period Ended April 30, 2013
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$–	Unrealized depreciation on interest rate swaps	$9,744,120

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	2,385,865	Unrealized depreciation on forward currency exchange contracts	2,711,525

Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	1,047,212	Unrealized depreciation on futures contracts	1,250,576
Total		$3,433,077		$13,706,221

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Amounts listed as “–” are $0 or round to $0.

The Effect of Derivative Instruments on the Statement of Operations

for the Six Months Ended April 30, 2013

Derivatives not accounted for as hedging instruments under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (interest rate risk)		$(1,925,490)	$(239,430)

Forward foreign exchange contracts (foreign exchange risk)		$(4,893,823)	$2,308,369

Futures contracts (interest rate risk)		$(400,321)	$(153,325)
Total		$(7,219,634)	$1,915,614

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

Information about futures contracts reflected as of the date of this report is generally indicative of the type and volume of activity for the six months ended April 30, 2013. In March 2013, the Fund sold out of all its 3Yr Korea Treasury Bond futures contracts holdings. The quarterly weighted average of contracts and notional values for the Fund’s future positions were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	130	$19,239,758
2nd Quarter	73	27,100,000

Information about forward currency contracts reflected as of the date of this report is generally indicative of the type of activity for the six months ended April 30, 2013. The Fund sold out of all its Chinese Yuan Renminbi positions December 2012 and began investing in Taiwan Dollar positions in February 2013. The volume of forward contracts was relatively unvaried throughout the six month period with an average notional value of $466,279,563. The quarterly average notional values for the Fund’s forward contracts were as follows:

Quarter	Average Notional Value
1st Quarter	$431,820,000
2nd Quarter	500,739,127

Information about interest rate swaps reflected as of the date of this report is generally indicative of the type and volume of activity for the six months ended April 30, 2013. The total overall notional value and volume of interest rate swap positions was unvaried for the period.

The Fund values derivatives at fair value, as described in this note, and recognizes changes in fair value currently in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

(f) Credit-Linked Notes:

The Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

(g) Security Transactions, Investment Income and Expenses:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

(h) Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

(i) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian Dollar as the functional currency. Accordingly, realized currency gains/(losses) are realized from changes in the foreign exchange rates against the Australian Dollar or are a result from the repatriation of Australian Dollars into U.S. Dollars. This may differ substantially from the realized currency gains recognized under GAAP within the financial statements. Furthermore, the Fund’s distribution requirements are calculated on a federal tax basis whereby currency gains/(losses) are considered income and distributed out as such.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as adjusted, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(j) Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

(a) Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The management agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $1,288,666 to the Investment Adviser, with respect to the Fund, during the six months ended April 30, 2013. As compensation for its services under the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee paid by the Investment Manager in the amount of $50,000, to be paid in monthly increments.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six months ended April 30, 2013, the Fund paid fees of approximately $259,989 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2013, were $466,856,478 and $469,222,682, respectively.

5. Capital

There are 400 million shares of $0.01 par value common stock authorized. As of April 30, 2013, there were 267,407,928 shares of common stock issued and outstanding.

The Fund has filed a “shelf” registration statement with the SEC, which became effective on August 17, 2012 and permits the Fund to issue up to $375,000,000 in shares of common stock through one or more public offerings. In accordance with the terms of a sales agreement, the Fund may offer and sell up to 25,000,000 of its shares, par value $0.01 per share, from time to time through JonesTrading Institutional LLC as its agent for the offer and sale of the shares. Under the shelf registration statement, the Fund may sell the Fund’s common shares in one or more at-the-market offerings (“ATM” offerings) when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised would be used for investment purposes. Through the six-month period ended April 30, 2013, there were 4,790,583 shares sold through the ATM offering. Offering costs are capitalized as a prepaid expense. When shares are sold, a portion of the cost attributable to those shares will be charged to paid-in capital. For the six months ended April 30, 2013, these costs were $59,829. These costs are noted on the Statements of Changes in Net Assets.

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the six months ended April 30, 2013 and fiscal year ended October 31, 2012, the Fund did not repurchase any shares through this program.

6. Revolving Credit Facility

On April 10, 2013, the Fund entered into a $600,000,000 revolving credit loan facility with a syndicate led by Bank of America Merrill Lynch, the loan facility is for a 364-day term. Prior to April 10, 2013, the syndicate was led by The Bank of Nova Scotia. For the six months ended April 30, 2013, the balance of the loan outstanding was $600,000,000, and the average interest rate on the loan facility was 1.10%. The average balance for the six months was $600,000,000. The interest expense is accrued on a daily basis and is payable on a monthly basis.

The amounts borrowed from the loan facility and other funds obtained through various forms of leverage may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund)

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six months ended April 30, 2013, the Fund incurred fees of approximately $260,297.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $1 billion.

Since the end of the reporting period at April 30, 2013, the Fund has refinanced its revolving credit loan facility and engaged in other forms of leverage as described in Note 11, “Subsequent Events.”

7. Portfolio Investment Risks

(a) Credit and Market Risk:

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

(b) Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(c) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(d) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

(e) Risks Associated with European Markets:

A number of countries in Europe have experienced and continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2013

(f) Risks Associated with Mortgage-backed Securities:

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Cost of Investments

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2013 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$2,497,524,481	$136,027,098	$(4,713,700)	$131,313,398

10. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during for reporting periods beginning on or after January 1, 2013 (and interim periods within those annual periods). Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the

Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of April 30, 2013.

On May 9, 2013 and June 11, 2013, the Fund announced that it will pay on June 14, 2013 and July 12, 2013 a distribution of $0.035 per share to all shareholders of record as of May 31, 2013 and June 28, 2013, respectively.

On June 12, 2013, the Fund pursuant to a note purchase agreement, issued $200 million of senior secured notes rated ‘AAA’ by Fitch Ratings in a private transaction and also borrowed $200 million from Bank of America, N.A. in secured term loans.

On June 27, 2013, the Fund issued $50 million of preferred shares in a private placement. The preferreds are rated “AA” by Fitch Ratings, have a 10-year term, with a limited rights to optionally redeem in the first five years.

Net proceeds from the senior secured notes, term loans and private preferred shares were used to refinance $450 million of the Fund’s $600 million revolving credit facility.

Effective June 11, 2013, the Investment Manager terminated $450 million in notional value of outstanding swaps in connection with the Fund’s refinancing of its loan facility and from floating interest rate (364-Day Revolving Loan) to fixed rate forms of leverage. The Fund’s outstanding swaps used to hedge the 364-Day Revolving Loan as follows:

Remaining Term as of June 11, 2013	Amount (in millions)	Fixed Rate Payable (%)
53 months	$66.0	0.84
41 months	84.0	1.42

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 28, 2013 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two directors to serve as Class I directors for three year terms or until their successors are duly elected and qualify:

	Votes For	Votes Withheld
John T. Sheehy	220,439,335	4,526,088
Neville J. Miles	220,711,725	4,253,698

Directors whose term of office continued beyond this meeting are as follows: Peter D. Sacks, P. Gerald Malone, Martin J. Gilbert and William J. Potter.

Aberdeen Asia-Pacific Income Fund, Inc.

An Invitation to Aberdeen’s Investor Relations

Your Fund on the Web

As part of our ongoing commitment to provide information to shareholders, Aberdeen invites you to visit your Fund on the web at www.aberdeenfax.com.

From this page, you can view monthly fact sheets, read news from our portfolio managers, learn more about the Fund’s distributions and results, view daily fact sheets courtesy of Morningstar®, conduct portfolio charting and see other information designed to keep you up-to-date on your investment.

Aberdeen Closed-End Fund Talk Channel

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch portfolio manager web casts and our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit our Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

E-mail Services

Make sure you are enrolled in our e-mail services, which feature timely news from Aberdeen’s portfolio managers located around the world.

Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest news about your Fund.

Please contact Aberdeen Asset Management’s Investor Relations division by:

•	Calling us toll free at 1-800-522-5465 in the U.S.

•	E-mailing us at InvestorRelations@aberdeen-asset.com

•	Visiting us on the web at www.aberdeen-asset.us/cef

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Anthony Michael, Vice President

Jennifer Nichols, Vice President

Victor Rodriguez, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2013, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

Not applicable to this filing.

Item 3 – Audit Committee Financial Expert.

Not required to be included in this filing.

Item 4 – Principal Accountant Fees and Services.

Not required to be included in this filing.

Item 5 – Audit Committee of Listed Registrants.

Not required to be included in this filing.

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required to be included in this filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not required to be included in this filing

(b)	During the period ended April 30, 2013, there was a change to the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 4, 2013.

Effective June 2013, Kenneth Akintewe replaced Yueh Ee-Leen as a portfolio manager of the Registrant.

(a)(1)	The information in the table below is as of July 02, 2013

Individual & Position	Services Rendered	Past Business Experience
Kenneth Akintewe Portfolio Manager – Investment Management Fixed Income Asia	Portfolio manager on the fixed income - Asia Pacific team, responsible for the local currency interest rate strategy.	Joined Aberdeen in 2002, working first on the global equities team in Glasgow before moving to the global fixed income team in London in 2003. In his role as assistant fund manager he transferred to Aberdeen’s Singapore office in 2004 to facilitate the incorporation of Asian fixed income into global bond portfolios, before joining the Asian fixed income team in 2005 to focus on Asian local currency interest rate and foreign exchange strategy.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Kenneth Akintewe	2	$3,233.95	17	$2,992.97	47	$12,454.36

Total assets are as of March 31, 2013 and have been translated to U.S. dollars at a rate of £1.00 = $1.52.

There are no other accounts managed by Kenneth Akintewe with respect to which part of the advisory fee is based on the performance of the account.

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are non-pensionable, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen PLC for the benefit of shareholders. Long-term incentive plans can be either fund or share based and typically vest over one, two and three year periods.

4)(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2013
Kenneth Akintewe	$0

(b) Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2012	0	0	0	26,294,723

December 1 through December 31, 2012	0	0	0	26,303,222

January 1 through January 31, 2013	0	0	0	26,491,482

February 1 through February 28, 2013	0	0	0	26,673,832

March 1 through March 31, 2013	0	0	0	26,740,793

April 1 through April 30, 2013	0	0	0	26,740,793

Total	0	0	0	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2013, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11 – Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the first fiscal half year of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c) A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), (c)(5) and (c)(6), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 02, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 02, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 02, 2013

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5), 12(c)(6) Distribution notice to stockholders